Exhibit 99.1

     GLADSTONE CAPITAL REPORTS FIRST QUARTER OF FISCAL YEAR 2005 RESULTS:
      NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS WAS $4,944,948, OR $0.43 PER DILUTED WEIGHTED AVERAGE COMMON SHARE. NET
            INVESTMENT INCOME WAS $4,677,404, OR $0.40 PER DILUTED
                        WEIGHTED AVERAGE COMMON SHARE.

     MCLEAN, Va., Feb. 9 /PRNewswire-FirstCall/ -- Gladstone Capital Corp. (Nasdaq: GLAD) (the "Company") today announced earnings for the first quarter ended December 31, 2004 of the fiscal year ending September 30, 2005. Net Increase in Stockholders' Equity Resulting from Operations was $4,944,948, or $0.43 per diluted weighted average common share for the first quarter ended December 31, 2004. This represents a $3,563,874 or $0.30 per common share increase from $1,381,074, or $0.13 per diluted weighted average common share for the quarter ended December 31, 2003. Unless otherwise noted, per share amounts presented in this earnings release are on a diluted basis and are based on weighted average common equivalent shares outstanding.

     Total assets were $194,085,591 at December 31, 2004, a decrease of $21,248,136 from $215,333,727 at September 30, 2004. The decrease was mainly attributable to the Company not borrowing money to buy short term securities at December 31, 2004 as it has in the past.

     Net Investment Income for the quarter ended December 31, 2004 was $4,677,404, or $0.40 per share, compared to the quarter ended December 31, 2003 of $2,938,636, or $0.28 per share. This shows a 59% increase, or a 43% per share increase, over the same period of the prior year.

     During the quarter, the Company extended loans to Global Materials Technology, Inc. for $5.5 million and to Santana Products, Inc. for $7.95 million, and purchased loans in Valor Telecommunications of $10.0 million, Tech Lighting, Inc. of $9.0 million, Polar Corporation of $3.0 million, and Regency Gas Services of $2.0 million. The Company also sold its $975,000 loan in Burt's Bees Inc. for a gain of $9,750 and received loan repayments ahead of contractual maturity from A and G, Inc. of $12.25 million and America's Water Heater Rentals ("AWHR") of $12.0 million, for an aggregate return of capital of approximately $25.3 million. AWHR also remitted approximately $1.4 million of prepayment and success fees with its final payment.

     Effective October 1, 2004, the start of the 2005 fiscal year, the Company externalized its management to its investment adviser, Gladstone Management Corporation ("Gladstone Management"), an unconsolidated affiliate. As compensation for the services of Gladstone Management, the Company pays Gladstone Management an annual fee of 2.0% (0.50% quarterly) of total assets as reduced by cash and cash equivalents pledged to creditors. The annual 2.0% fee represents an annual advisory fee of 1.25% (0.3125% quarterly) of total assets as reduced by cash and cash equivalents pledged to creditors, and an annual administrative fee of 0.75% (0.1875% quarterly) of total assets, as reduced by cash and cash equivalents pledged to creditors. The Company receives a credit for loan servicing fees paid to Gladstone Management and for fees collected by Gladstone Management directly from the Company's portfolio companies. During the three months ended December 31, 2004, the Company recorded management fee expense of $327,302, after the credit for loan servicing fees of $530,952 but prior to the credit for other fees of $286,500 as received by Gladstone Management from the Company's portfolio companies. After the credit for these other fees, the Company recorded a net management fee expense of $40,802.

     At December 31, 2004, the Company had investments in debt securities in 21 private companies having a cost balance of $170.3 million and a fair value of $167.8 million.

     Subsequent to December 31, 2004, one loan repaid in full and one was sold at a gain of $20,000, for an aggregate return of capital of approximately $4.3 million. In January 2005, the Company also purchased additional loans in Regency Gas Services of $1.0 million, and Polar Corporation of $2.5 million, as well as the purchase of a new loan in John Henry Inc. of $5.5 million.

     "Overall, the management team is pleased with the performance of the Company for the first quarter of the fiscal year ending September 30, 2005. The team continues to stay focused on meeting our commitment to shareholders by growing the dividend," commented a spokesperson for the Company.

     The financial statements below are without footnotes. We have filed a Form 10-Q for the quarter ended December 31, 2004 with the Securities and Exchange Commission (the "SEC") and that form can be retrieved from the SEC website at http://www.SEC.gov or from the Company's web site at http://www.GladstoneCapital.com. A paper copy can be obtained by writing to us at 1616 Anderson Road, McLean, VA 22102.

     The Company will hold a conference call Thursday, February 10, 2005, at 9:30am EST. Please call 866-244-4526 and use the ID code 641046 to enter the conference. An operator will monitor the call and set a queue for the questions. The replay number will be available for approximately 30 days. To hear the replay, please dial 888-266-2081 and use the ID code 641046 to listen to the call.

     In addition, at the annual meeting of stockholders held earlier today, February 9, 2005, all items listed in the proxy were approved by shareholders.

     For further information contact Harry Brill, CFO at 703-286-7000.

     This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "should," "believes," "feel," "expects," "projects," "goals," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K for the Fiscal Year Ended September 30, 2004, as filed with the Securities and Exchange Commission on December 14, 2004. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                          GLADSTONE CAPITAL CORPORATION
                     CONSOLIDATED BALANCE SHEETS (Unaudited)

                                                                December 31,     September 30,
                                                                    2004              2004
                                                               --------------    --------------
ASSETS
Investments at fair value (Cost
 12/31/04 $170,302,735; Cost 9/30/04:
 $149,189,306)                                                 $  167,842,273    $  146,446,240
Cash and cash equivalents                                          23,383,544        15,969,890
Cash and cash equivalents pledged to
 creditors                                                                  -        49,984,950
Interest receivable -- investments in
 debt securities                                                      979,666           837,336
Interest receivable -- employees                                       38,012           112,960
Due from custodian                                                  1,171,809         1,203,079
Due from affiliate                                                     79,238           109,639
Deferred financing fees                                               258,824           350,737
Prepaid assets                                                        189,718           191,676
Other assets                                                          142,507           127,220

TOTAL ASSETS                                                   $  194,085,591    $  215,333,727

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Accounts payable                                               $      220,844    $      105,921
Fees due to affiliate                                                 149,911           113,511
Borrowings under lines of credit                                   40,400,000        40,743,547
Accrued expenses and deferred
 liabilities                                                          164,729           798,096
Repurchase agreement                                                        -        21,345,997

Total Liabilities                                              $   40,935,484    $   63,107,072

STOCKHOLDERS' EQUITY
Common stock, $0.001 par value,
 50,000,000 shares authorized and
 11,278,510 shares issued and
 outstanding                                                   $       11,279    $       11,279
Capital in excess of par value                                    164,183,548       165,501,924
Notes receivable -- employees                                      (9,282,678)       (9,432,678)
Net unrealized depreciation on
 investments                                                       (2,460,461)       (2,743,066)
Unrealized depreciation on derivative                                (239,070)         (214,259)
Distributions less than net
 investment income                                                    937,489          (896,545)

Total Stockholders' Equity                                     $  153,150,107    $  152,226,655

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                                        $  194,085,591    $  215,333,727

                          GLADSTONE CAPITAL CORPORATION
           SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004 (Unaudited)

Company(1)        Industry         Investment(2)          Cost              Fair Value
------------   ---------------     --------------     -------------       -------------
Advanced       Home health         Senior             $   7,500,000       $   7,500,000
Homecare       nursing             Subordinated
Management     services            Term Debt(7)
Inc.                               (13.3%, Due
                                   12/2010)

Allied         Polyethylene        Senior Term            4,000,000           4,005,000
Extruders,     film                Debt(3)
Inc.           manufacturer        (12.3%, Due
                                   7/2009)

ARI            Manufacturing       Senior Term            1,190,141           1,184,190
Holdings,      -auto parts         Debt(6)
Inc.                               (10.0%, Due
                                   6/2008)
                                   Senior                 3,694,750           3,653,184
                                   Subordinated
                                   Term Debt
                                   (5)(6)
                                   (11.3%, PIK
                                   4%, Due
                                   12/2008)

Bear Creek     Premium             Senior                 6,000,000           6,090,000
Corporation    horticultural       Subordinated
               and food            Term Debt
               products            (7)(9.9%,
                                   Due 6/2010)

Benetech,      Dust                Senior Term            3,087,500           3,091,359
Inc.           management          Debt(6)
               systems for         (8.5%, Due
               the coal            5/2009)
               and electric        Senior Term            3,250,000           3,262,188
               utility             Debt (3)(6)
               industries          (11.5%, Due
                                   5/2009)

Coyne          Industrial          Senior Term           15,742,507          15,506,369
Inter-         Services            Debt(3)(5)
national                           (6)
Enterprises                        (13.0%, PIK
                                   2%, Due
                                   7/2007)

Finn           Manufac-            Senior                10,500,000           7,612,500
Corporation    turing -            subordinated
               landscape           Term Debt(6)
               equipment           (13.0%, Due
                                   2/2006)
                                   Common Stock              37,000             569,535
                                   Warrants

Gammill,       Designer and        Senior Term            4,580,769           4,580,769
Inc.           assembler of        Debt(6)
               quilting            (9.5%, Due
               machines and        12/2008)
               accessories         Senior Term            4,750,000           4,750,000
                                   Debt(3)(6)
                                   (12.0%, Due
                                   12/2008)

Global         Manufac-            Senior Term            5,500,000           5,500,000
Materials      turing -            Debt(3)
Technol-       steel wool          (13.0%, Due
ogies,         products and        11/2009)
Inc.           metal fibers

Inca Metal     Material            Senior Term            2,316,525           2,108,038
Products       handling and        Debt(3)(6)
Corpora-       storage             (5.2%, Due
tion           products            9/2006)
Kingway
Acquisition,
Inc.
Clymer
Acquisition,
Inc.

Maidenform,    Intimate            Senior                10,003,437          10,200,000
Inc.           apparel             Subordinated
                                   Term Debt(7)
                                   (10.2%, Due
                                   5/2011)

Marcal         Manufac-            Senior                 6,800,000           6,494,000
Paper          turing              Subordinated
Mills,         -paper              Term Debt(6)
Inc.           products            (13.0%, Due
                                   12/2006)
                                   First Mortgage         9,277,839           9,277,839
                                   Loan(5)
                                   (16%, PIK 1%,
                                   Due 12/2006)

Marietta       Manufac-            Senior                 2,000,000           2,020,000
Corpor-        turing              Subordinated
ation          -personal           Term Debt(7)
               care                (11.5%, Due
               products            6/2010)

MedAssets,     Pharmaceu-          Senior Term            1,636,973           1,645,488
Inc.           ticals and          Debt(7)
               healthcare          (6.7%,  Due
               GPO                 3/2007)
                                   Senior                 6,503,047           6,597,500
                                   Subordinated
                                   Term Debt(7)
                                   (12.6%, Due
                                   3/2008)

Mistras        Nondestruc-         Senior Term            9,666,666           9,569,999
Holdings       tive testing        Debt(3)(6)
Corp.          instruments,        (10.5%, Due
               systems             8/2008)
               and services        Senior Term            4,833,334           4,772,917
                                   Debt(3)(6)
                                   (12.5%, Due
                                   8/2008)
                                   Senior Term
                                   Debt(3)(6)             1,000,000             992,500
                                   (13.5%, Due
                                   8/2008)

Polar          Manufac-            Senior                 3,000,000           3,060,000
Corpor-        turing              Subordinated
ation          -trailer            Term Debt(7)
               parts               (8.9%, Due
                                   6/2010)

Regency        Midstream           Senior                 2,000,000           2,040,000
Gas            Gas                 Subordinated
Services       gathering           Term Debt(7)
LLC            and                 (8.3%, Due
               processing          12/2010)

Santana        Manufac-            Senior Term            6,000,000           6,000,000
               turing               Debt(3)
               -polyethylene       (10.5%, Due
               bathroom            11/2009)
               Plastics            Senior Term            1,950,000           1,950,000
               partitions          Debt(4)
                                   (13.0%, Due
                                   11/2009)

Tech           Manufac-            Senior                 9,014,295           9,045,000
Lighting       turing              Subordinated
LLC            -low voltage        Term Debt(7)
               lighting            (9.3%, Due
               systems             10/2010)

Valor          Rural               Senior                 9,985,952          10,300,000
Telcom-        telecom-            Subordinated
munications    munications         Term Debt(7)
Inc.                               (10.1%, Due
                                   11/2011)

Woven          Custom              Senior Term            2,482,000           2,478,898
Electronics    electrical          Debt(3)(6)
Corpor-        cable               (7.3%, Due
ation          assemblies          3/2009)
                                   Senior Term
                                   Debt(4)(6)            12,000,000          11,985,000
                                   (11.5%, Due
                                   3/2009)

Total:                                                $ 170,302,735       $ 167,842,273

(1) We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2) Percentage represents interest rates in effect at December 31, 2004 and due date represents the contractual maturity date.

(3) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(4) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

(5) Has some paid in kind (PIK) interest. Refer to Note 7 "Payment in Kind Interest" of the Company's Form 10-Q for the quarter ended December 31, 2004 and Note 2 "Summary of Significant Accounting Policies" of the Company's Form 10-K for the fiscal year ended September 30, 2004.

(6) Fair value was based on valuation prepared and provided by Standard & Poor's Loan Evaluation Services.

(7) Marketable securities are valued based on the bid price, as of December 28, 2004, from the respective originating syndication agent's trading desk.

                          GLADSTONE CAPITAL CORPORATION
                SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004

Company(1)        Industry         Investment(2)          Cost              Fair Value
------------   ---------------     --------------     -------------       -------------
A and G,       Activewear          Senior Term        $  12,250,000       $  12,250,000
Inc.           products            Debt(3)(6)
(d/b/a                             (11.0%, Due
Alstyle)                           6/2008)

Allied         Polyethylene        Senior Term            4,000,000           4,000,000
Extruders,     film                Debt(3)
Inc.           manufacturer        (12.3%, Due
                                   7/2009)
America's      Household           Senior Term
Water          appliances          Debt(4)(6)
Heater         rental              (8) (12.5%,
Rentals                            Due 2/2009)           12,000,000          12,840,000

ARI            Manufactur-         Senior Term            1,190,141           1,188,653
Holdings,      ing-auto            Debt(6)
Inc.           parts               (9.75%, Due
                                   6/2008)
                                   Senior                 3,657,164           3,634,306
                                   Subordinated
                                   Term Debt
                                   (5)(6)
                                   (11%, PIK 4%,
                                   Due 12/2008)

Bear Creek     Premium             Senior                 6,000,000           6,090,000
Corp-          horticul-           Subordinated
oration        tural and           Term Debt(7)
               food                (9.1%, Due
               products            6/2010)

Benetech,      Dust manage-        Senior Term            3,168,750           3,160,828
systems        ment for            Debt(6)
Inc.           the coal            (8.5%, Due
               and                 5/2009)
               electric            Senior Term            3,250,000           3,241,875
               utility             Debt(3)(6)
               industries          (11.5%, Due
                                   5/2009)

Burt's         Personal &          Senior Term              975,000             987,188
Bees, Inc.     household           Debt(7)
               products            (5.4%, Due
                                   11/2009)

Coyne          Industrial          Senior Term           15,700,625          15,308,110
Inter-         services            Debt(3)(5)
national                           (6) (13.0%,
Enter-                             PIK 2%, Due
prises                             7/2007)

Finn           Manufac-            Senior                10,500,000           7,612,500
Corp-          turing -            Subordinated
oration        landscape           Term Debt(6)
               equipment           (13.0%, Due
                                   2/2006)
                                   Common Stock              37,000             474,984
                                   Warrants

Gammill,       Designer and        Senior Term            4,708,013           4,731,553
Inc.           assembler           Debt(6)
               of quilting         (9.5%, Due
               machines and        12/2008)
               accessories         Senior Term            4,750,000           4,767,813
                                   Debt(3)(6)
                                   (12.0%, Due
                                   12/2008)

Inca Metal     Material            Senior Term            2,387,548           2,136,855
Products       handling            Debt(3)(6)
Corpor-        and storage         (4.6%, Due
ation          products            9/2006)
Kingway
Acquisition,
Inc.
Clymer
Acquisition,
Inc.

Maidenform,    Intimate            Senior                10,003,571          10,175,000
Inc.           apparel             Subordinated
                                   Term Debt(7)
                                   (9.4%, Due
                                   5/2011)

Marcal         Manufac-            Senior                 6,800,000           6,188,000
Paper          turing -            Subordinated
Mills,         paper               Term Debt(6)
Inc.           products            (13.0%, Due
                                   12/2006)
                                   First                  9,254,715           9,254,715
                                   Mortgage
                                   Loan(5)
                                   (16%, Due
                                   12/2006)

MedAssets,     Pharmaceu-          Senior Term
Inc.           ticals and          Debt(7)                1,815,497           1,806,887
               healthcare          (5.9%, Due
               GPO                 3/2007)
                                   Senior
                                   Subordinated
                                   Term Debt(7)           6,503,282           6,500,000
                                   (11.2%, Due
                                   3/2008)

Mistras        Nondestruc-         Senior Term            9,833,333           9,759,583
Holdings       tive testing        Debt(3)(6)
Corp.          instruments,        (10.5%, Due
               systems             8/2008)
               and services        Senior Term
                                   Debt(3)(6)             4,916,667           4,867,500
                                   (12.5%, Due
                                   8/2008)
                                   Senior Term
                                   Debt(3)(6)             1,000,000           1,000,000
                                   (13.5%, Due
                                   8/2008)

Woven          Custom              Senior Term
Electronics    electrical          Debt(3)(6)             2,488,000           2,484,890
Corporation    cable               (6.5%, Due
               assemblies          3/2009)
                                   Senior Term
                                   Debt(4)(6)            12,000,000          11,985,000
                                   (11.5%, Due
                                   3/2009)

Total:                                                $ 149,189,306       $ 146,446,240

(1) We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2) Percentage represents interest rates in effect at September 30, 2004 and due date represents the contractual maturity date.

(3) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(4) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

(5) Has some paid in kind (PIK) interest. Refer to Note 7 "Payment in Kind Interest" of the Company's Form 10-Q for the quarter ended December 31, 2004 and Note 2 "Summary of Significant Accounting Policies" of the Company's Form 10-K for the fiscal year ended September 30, 2004.

(6) Fair value was based on valuation prepared and provided by Standard & Poor's Loan Evaluation Services.

(7) Marketable securities are valued based on the bid price, as of September 30, 2004, from the respective originating syndication agent's trading desk.

(8)  Includes a success fee with a fair value of $660,000 and no cost basis.

                          GLADSTONE CAPITAL CORPORATION
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                                Three Months Ended December 31,
                                                               --------------------------------
                                                                    2004              2003
                                                               --------------    --------------
INVESTMENT INCOME
 Interest income -- investments                                $    5,707,343    $    3,539,696
 Interest income -- cash and cash
  equivalents                                                          16,340            48,621
 Interest income -- notes receivable
  from officers                                                       114,718           108,632
 Fee income                                                                 -           255,000
 Other income                                                         240,000            16,000
       Total investment income                                      6,078,401         3,967,949

EXPENSES
 Loan servicing                                                       530,952                 -
 Management fee                                                       327,302                 -
 Professional fees                                                    238,722           152,771
 Amortization of deferred financing fees                               91,912            83,551
 Interest                                                             171,730            78,200
 Stockholder related costs                                             71,769            52,660
 Directors fees                                                        27,000            24,333
 Insurance                                                             46,272            74,011
 Salaries and benefits                                                      -           390,707
 Rent                                                                       -            37,760
 General and administrative                                            43,160           135,320
       Total expenses                                               1,548,819         1,029,313
 Credit to management fee for fees
  colleted by Gladstone Management                                   (286,500)                -
       Total expenses net of credit
        to management fee                                           1,262,319         1,029,313

NET INVESTMENT INCOME BEFORE INCOME
TAXES                                                               4,816,082         2,938,636
 Income tax expense                                                   138,678                 -
NET INVESTMENT INCOME                                               4,677,404         2,938,636

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
 Realized gain on sale of investment                                    9,750                 -
 Unrealized depreciation on derivative                                (24,811)                -
 Net unrealized appreciation
  (depreciation) on investments                                       282,605        (1,557,562)
       Net gain (loss) on investments                                 267,544        (1,557,562)

NET INCREASE IN STOCKHOLDERS' EQUITY
RESULTING FROM OPERATIONS                                      $    4,944,948    $    1,381,074

NET INCREASE IN STOCKHOLDERS' EQUITY
RESULTING FROM OPERATIONS PER COMMON
SHARE:
 Basic                                                         $         0.44    $         0.14
 Diluted                                                       $         0.43    $         0.13

WEIGHTED AVERAGE SHARES OF COMMON
STOCK OUTSTANDING:
 Basic                                                             11,278,510        10,081,844
 Diluted                                                           11,615,796        10,333,529

                          GLADSTONE CAPITAL CORPORATION
                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)

                                                                Three Months Ended December 31,
                                                               --------------------------------
                                                                    2004              2003
                                                               --------------    --------------
Per Share Data(1)
 Net asset value at beginning of period                        $        13.50    $        12.97
 Income from investment operations:
   Net investment income(2)                                              0.41              0.29
   Realized gain on sale of investment(2)                                   -                 -
   Net unrealized gain/(loss) on
    investments(2)                                                       0.03             (0.15)
   Net unrealized (loss) on derivatives(2)                                  -                 -
 Total from investment operations                                        0.44              0.14
 Less distributions:
   Distributions from net investment income                             (0.36)            (0.33)
 Total distributions                                                    (0.36)            (0.33)
 Offering costs                                                         (0.01)                -
 Repayment of principal on notes receivable                              0.01              0.01
 Net asset value at end of period                              $        13.58    $        12.79

 Per share market value at beginning
  of period                                                    $        22.71    $        19.45
 Per share market value at end of period                                23.70             22.35
 Total Return(3)(4)                                                      5.94%            16.71%
 Shares outstanding at end of period                               11,278,510        10,081,844

 Ratios/Supplemental Data
 Net assets at end of period                                   $  153,150,107    $  128,959,699
 Average net assets                                            $  151,429,917    $  129,002,039
 Ratio of expenses to average net
  assets -- annualized(5)                                                4.46%             3.19%
 Ratio of net expenses to average net
  assets -- annualized(6)                                                3.70%             3.19%
 Ratio of net investment income to
  average net assets -- annualized                                      12.36%             9.11%

(1)  Basic per share data.

(2)  Based on weighted average basic per share data.

(3) Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

(4)  Amounts were not annualized.

(5) Ratio of expenses to average net assets is computed using expenses before credit from Gladstone Management and income tax expense.

(6) Ratio of net expenses to average net assets is computed using total expenses net of credits to management fee and income tax expense.

SOURCE  Gladstone Capital Corp.
     -0-                           02/09/2005
     /CONTACT: Harry Brill, CFO of Gladstone Capital Corp., +1-703-286-7000/ /Web site: http://www.gladstonecapital.com /